EXHIBIT 99.1

Company Update November, 2007

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward- looking statements. Such statements include, but are not limited to, statements regarding: Ardea's goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, its relationship with Valeant and the costs and benefits from that relationship, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward- looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and in-licensing activities. These and other risks and uncertainties are described more fully in Ardea's most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward-looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 3 Safe Harbor Statement

5 Acquired R&D programs from Valeant in December 2006 Assembled new, seasoned management team Rich pipeline of small-molecules focused on viral diseases, cancer and inflammation Fully equipped laboratories and integrated R&D organization Background

7 By YE07, four NCEs in man in three indications, with additional indications in inflammatory diseases in 1H08 Positioned to achieve clinical POC quickly and cost- effectively in disease areas of focus Targeting multi-billion-dollar markets Potential for significant enhancements over standard of care Multiple near-term milestone events Favorable terms for Valeant-in-licensed candidates Modest milestone payments (~ 80% tied to NDA filing and approval) Mid-single-digit royalties Multiple partnering opportunities Investment Highlights

9 RDEA119 2nd NNRTI RDEA119 2nd MEKI RDEA806 RDEA806 Initiate Phase 1 4Q07 Initiate FIH 4Q07 Initiate FIH 4Q07 Initiate Phase 2a 4Q07 Cancer/Inflammation Initiate Clinical Trial 1H08 Initiate Phase 2 1H08 NNRTI for HIV HIV Gout MEKI for Cancer MEKI for Inflammation Discovery Preclinical Phase 0/1 Phase 2 Phase 3 Ardea's Clinical-Stage Pipeline

11 Over $8 billion mature market focused on safety and convenience Three primary classes of therapies: 10 approved protease inhibitors (PIs) 11 nucleosides (NRTIs; single agents and combinations) Only 3 approved non-nucleosides (NNRTIs) One not actively promoted Efavirenz (Sustiva(r), Bristol-Myers Squibb) Current first-line treatment leader $791 million in annual sales worldwide Challenges: >10% have unacceptable side effects (CNS, metabolic, etc.) Significant drug interactions Reproductive toxicity Resistant virus is easily passed on to new patients Unusual imbalance in approved HIV drugs = excellent opportunity for a new entry HIV Market Opportunity

13 Highly active against efavirenz-resistant strains High genetic barrier to resistance Improved safety profile Reduced CNS toxicity Improved lipid profile Easy-to-formulate combination pill Long half-life Once daily for first-line Once or twice daily for second-line Used in combination with current drugs Without concern for significant drug interactions Limited metabolism by CYP450 No inhibition or induction of CYP450 No reproductive toxicity NNRTI Target Product Profile

15 Virus Prevalence* RDEA806 RDEA806 Efavirenz Efavirenz Virus Prevalence* EC50 (nM) FC** EC50 (nM) FC** wt 3.0 0.4 K103N 88.5% 2.3 0.76 5.9 16 K103N-P225H 32.7% 10.3 3.4 77.9 212 K103N-V108I 28.8% 2.0 0.67 15.3 42 K103N-K101Q 16.3% 11.6 3.8 21.8 60 K103N-L100I 10.6% 1.6 0.53 636 1732 G190S 10.6% 3.4 1.1 23.1 63 K103N-V108I-P225H 9.6% 3.2 1.0 69.8 190 * Prevalence of mutations from patients failing efavirenz therapy from Bacheler et al. 2000 ** Fold-change from wild-type (wt) EC50; FC>10 is significantly resistant RDEA806 is Active Against the Most Common Efavirenz Mutations Assays conducted in 2% FBS (fetal bovine serum) RDEA806 Antiviral Activity

17 EC50 (nM) EC50 (nM) EC90 (nM) EC90 (nM) w/o HS 40% HS w/o HS 40% HS RDEA806 4.7 27.4 (15 ng/ml) 13.5 110 (61ng/ml) TMC-125 0.9 10.5 3.8 110 TMC-278 0.9 12.3 2.2 56.2 Efavirenz 0.6 8.0 1.6 42.2 RDEA806 has greater binding to fetal bovine serum in culture media. Therefore, while values for RDEA806 are higher w/o HS, the shift for RDEA806 in the presence of HS is smaller, resulting in similar values for RDEA806 and the other NNRTIs in the presence of 40% HS. These data are from wild-type virus. HS = Human Serum TMC-125: Johnson & Johnson NNRTI currently under FDA review TMC-278: Johnson & Johnson NNRTI currently in Phase 2 Protein-Adjusted EC90s Are Similar Assays conducted with 2% FBS +/- 40% HS) Head-to-Head Comparison of NNRTIs

19 SAD (n = 74) Single ascending doses from 50 mg to 600 mg Food effect Impact of ritonavir on RDEA806 Evaluation of two formulations MAD (n = 24) 300 mg bid 500 mg bid 400 mg MR bid 19 SAD = Single-ascending dose MAD = Multiple-ascending dose BID = Twice daily MR = Modified-release capsules Presented at the 47th Annual ICAAC Conference, September 2007 Phase 1 SAD and MAD Studies

Conc. (µg/mL) EC50 = 15 ng/mL EC90 = 61 ng/mL Day 0.01 0.10 1.00 2 4 6 8 10 12 14 300 mg bid 400 mg MR bid 500 mg bid 21 EC50 = concentration required to kill 50% of virus in vitro; values adjusted for protein binding EC90 = concentration required to kill 90% of virus in vitro; values adjusted for protein binding *Three-day running average Mean Trough Concentrations of RDEA806 Following 300 mg, 400 mg MR or 500 mg BID*

Time (hr) 0.001 0.010 0.100 1.000 0 10 20 30 40 50 60 70 80 RDEA806 500 mg day 14 EC50 = 15 ng/mL T1/2 12.9 hr T1/2 = 9.9 hr Terminal half-life = 10-13 hr, providing coverage for missed doses 23 Mean Concentration-Time Profiles of RDEA806 Following 300 mg or 500 mg BID Dosing

25 Preferred Term Placebo (N=6) 300 mg bid (N=6) 500 mg bid (N=6) 400 mg MR bid* (N=6) Total RDEA806 (N=18) Number with AEs 3 4 5 5 14 Number of AEs 7 9 10 7 26 Abdominal pain 1 (17%) 2 1 3 (17%) Constipation 2 1 3 (17%) Diarrhea 1 (17%) 2 2 (11%) Dizziness 1 (17%) 1 1 (6%) Fatigue 1 (17%) 1 1 (6%) Headache 1 2 3 (17%) Musculoskeletal stiffness 1 (17%) 1 1 (6%) Pruritus 1 (17%) 1 1 (6%) Somnolence 1 1 2 (11%) Number with AEs 3 4 5 5 14 Number of AEs 7 9 10 7 26 Abdominal pain 1 (17%) 2 1 3 (17%) Constipation 2 1 3 (17%) Diarrhea 1 (17%) 2 2 (11%) Dizziness 1 (17%) 1 1 (6%) Fatigue 1 (17%) 1 1 (6%) Headache 1 2 3 (17%) Musculoskeletal stiffness 1 (17%) 1 1 (6%) Pruritus 1 (17%) 1 1 (6%) Somnolence 1 1 2 (11%) *The 400 mg group was dosed with a modified-release capsule for 10 days. Overall exposures were higher than with the 300 mg or 500 mg group. Adverse Events in RDEA806 MAD Study

* Efavirenz data adapted from initial 21 days of TMC278-C204 27 MAD results consistent with 13% decrease in cholesterol observed in 28- day monkey study Change in Cholesterol in MAD Study

29 *Efavirenz data adapted from initial 21 days of TMC278-C204 Triglycerides were not measured in the 300 mg bid cohort Change in Triglycerides in MAD Study

31 RDEA806 was generally safe and well tolerated at all dose levels No grade 3 or 4 adverse events reported No CNS toxicity Total cholesterol and triglycerides trended down AUC increased linearly with dose* Terminal half-life at highest doses was 11-13 hr Much higher barrier to genetic resistance* No significant interaction observed with ritonavir* Low potential for inhibition or induction of CYP3A4* RDEA806 has potential to meet desired Target Product Profile Phase 2a PoC study evaluating once- and twice-daily dosing to begin 4Q07 *See ICAAC posters Conclusions

33 We discovered a new indication through serendipity 33 RDEA806 produced exposure- dependent decreases in uric acid in the MAD study New Indication for RDEA806

35 35 * * * * * * *p < 0.001 Mean SUA Level (mg/dL) Mean SUA Level (mg/dL) Mean SUA Level (mg/dL) Mean SUA Level (mg/dL) Mean SUA Level (mg/dL) Baseline Day 3 Day 10/14 [1] Change P Value [2] Placebo 5.66 6.12 5.78 3.0% 300mg bid 6.19 4.50 4.15 -31.6% < 0.001 500mg bid 4.94 2.94 3.06 -38.1% < 0.001 400mg MR bid [3] 5.25 2.99 2.80 -47.9% < 0.001 [1] Patients receiving 300mg and 500mg bid were dosed for 14 days; patients receiving 400mg MR bid were dosed for 10 days. [2] ANCOVA model for the change versus placebo. [3] MR= modified-release capsules. This dose group achieved the highest plasma drug levels. * * Reduction in Serum Uric Acid in RDEA806 MAD Study

37 Baseline Serum Uric Acid (mg/dL) Reduction in Serum Uric Acid Increases with Higher Baselines

39 * TAP Pharmaceuticals' febuxostat and Savient Pharmaceuticals' Puricase Gout: a painful and debilitating disease Inflammation Disfiguring nodules (tophi) Attacks of severe pain (flares) Kidney damage (nephropathy) Affects 3-5 million people in the U.S. Most common form of inflammatory arthritis in men over 40 Increasing incidence and severity Caused by abnormally elevated levels of uric acid Uric acid forms crystals at concentrations >6.8 mg/dL These crystals deposit in connective tissue and the kidney Serum uric acid levels < 6 mg/dL is the primary end point in registration trials for two investigational gout drugs* 39 Why Lowering Uric Acid Is Important

41 95% of treated patients receive allopurinol, but: Only 21% of patients achieved target reduction in uric acid with a standard dose in a controlled study1 Serious adverse events in 8%1 Rash in ~2%1,2 Major allopurinol hypersensitivity syndrome is rare, but has ~25% mortality2 1N Engl J Med 2005; 353:2450-61 2BMJ 2005;331;623-624 41 No new drugs approved by the FDA in over 40 years Why There Is a Need for New Drugs

43 Biologic activity and safety already demonstrated in 2-week healthy volunteer study 1H08: Initiate Phase 2 dose-ranging study with RDEA806 in patients with hyperuricemia and a history of gout We will also monitor triglycerides and cholesterol Currently investigating active moiety and mechanism of action 43 Development Strategy

45 High rates of hyperuricemia in HIV patients 41% in the "HAART era" HIV protease inhibitors are associated with hyperuricemia Nephron Physiol 2006;103:p131-p138 Reducing uric acid levels in HIV patients may be beneficial Hyperuricemia in HIV

47 Nexavar MEK Ras Raf c-Myc Herceptin, Erbitux Proliferation Angiogenesis Differentiation Apoptosis cPLA2 PDE4 MNK1/2 Elk-1 MAPKAPK1/3 ARRY-142886 (Ph 2) PD0325901 (Ph 2?) XL518 (Ph 1) RDEA119 (Ph 1) RTK Bcl-2 Mcl-1 c-Jun Tarceva GF ERK2 ERK2 47 MEK as Anticancer Target

49 % Inhibition 1 6 11 16 21 26 31 0 20 40 60 80 100 1 6 11 16 21 26 31 MEK1 & MEK2 MEK1 & MEK2 0 20 40 60 80 100 Ron SRC RDEA119 PD-325901 (Pfizer) >100-fold selectivity in kinase panel of 205 enzymes at 10 µM** MEK1/2 Enzyme IC50 17-50 nM Cellular pERK EC50 2.5-8.7 nM* *Cell lines: Colo205, A375, A431, HT-29 49 ** In-house data RDEA119 is a Potent, Highly Specific MEKI

51 51 0 10 20 30 40 Days Tumor volume (mm3) Vehicle RDEA119 25mg/kg RDEA119 50mg/kg RDEA119 100mg/kg Dosing Period 0 200 400 600 800 1000 1200 Lowest dose tested, 25 mg/kg, produced 7 PRs and 2 CRs out of 9 mice; 2 were tumor-free at end of study Colo205 Human Colon Cancer Xenograft

53 5 mg/kg in rat ^ 48 mg/subject in human PD325901 = MEK inhibitor from Pfizer RDEA119 has less potential for CNS toxicity 53 Brain/Plasma Ratio in Rat

Phase 1 RDEA119-201 Study in Advanced Cancer Patients

Study	
1º End Point	Safety, tolerability, PK
2º End Points	Pharmacodynamic (PD) measures: pERK, Ki67, Nras, Kras and Braf mutations; Antitumor activity by CT scan
Location	Von Hoff (Arizona), Weekes (UCHSC)
Study Population	Advanced cancer patients, all-comers until DLT reached, then expanded group of patients with specific tumors based on preliminary results: colon CA, melanoma, pancreatic CA, hepatocellular CA, or medullary thyroid CA
Duration	28-day cycles
# Subjects	~40 patients to reach DLT; expanded cohort will enroll an additional 15-20 patients
Planned Doses	2 mg/day to start
Study Start	12/2007

DLT = dose-limiting toxicity

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Ardea Biosciences

Inhibition of Cytokines and Preclinical Results*

EC50 (nM) for Cytokine Inhibition						
	IL-1β	IL-6	IL-8	TNFα	IL-22**	pERK
RDEA119	20	152	994	45	409	100
RDEA436	<15	<15	37	<15	36	<10

- **Significant activity with RDEA119 observed in:**
  - **Rat carrageenan paw edema model**
  - **Rat adjuvant-induced arthritis model**
  - **MDS Pharma rat IBD model**
  - **TNBS-induced mouse colitis model**
- **RDEA436 is from a different structural class than RDEA119**

* PHA-induced cytokines in human PBMCs
** Linked to Crohn's disease

29

Ardea Biosciences

59 RDEA119 administered orally for 5 days significantly reduced colonic damage 59 Naive Vehicle 150 mg/kg Sulfasalazine 3 mg/kg RDEA119 10 mg/kg RDEA119 Macroscopic Damage Score * p < 0.01 **p < 0.001 vs. vehicle (n=10/group) Damage Score (Mean +- SEM) Activity of RDEA119 in TNBS-induced Colitis in BALB/c Mice

Compounds dosed orally, 2 hr prior to carrageenan N = 6 male SD rats/treatment group *p < 0.01 Dunnett's test compared to vehicle 0% 40% 55% 66% 63% 38 % RDEA436 has superior efficacy to maximally effective dose of indomethacin 61 Efficacy of RDEA436 in Carrageenan Paw Edema Model

63 Summary Statement of Operations (In thousands, except per share data) Nine Months Ended Sept. 30, 2007 Revenue Operating expenses Interest and other income $2,827 $20,756 $1,876 NET LOSS $(16,233) NET LOSS PER SHARE $(1.67) 11.8 million common- equivalent shares outstanding Expect to end 2007 with approximately $28 million in cash Multiple partnering opportunities Four NCEs in man by YE 2007 Three target indications Additional indications 1H08 63 Condensed Balance Sheet Data (In thousands) Sept. 30, 2007 Dec. 31, 2006 Cash and equivalents Total assets Total stockholders' equity $35,356 $37,801 $34,620 $48,669 $50,240 $49,064 Financial Position

65 65 Date Drug Candidate Indication Event 4Q07 RDEA119 Cancer Phase 1 start 4Q07 RDEA806 HIV Phase 2a start 4Q07 NNRTI Follow-on HIV FIH micro-dosing 4Q07 MEKI Follow-on Cancer/ Inflammation FIH micro-dosing 1Q08 RDEA806 HIV Phase 2a results 2Q08 RDEA806 HIV Phase 2b start 1H08 RDEA806 Gout Phase 2 start 1H08 RDEA119 Inflammation Clinical trial start Near-Term Anticipated Milestones

67 NASDAQ: RDEA